UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

Charge Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 333-253073	90-0471969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-2100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2021, a wholly-owned subsidiary of Charge Enterprises, Inc. (sometimes referred to herein as “we,” “us,” “our” or similar terms), Charge Infrastructure, Inc. (“Buyer”) entered into a Unit Purchase Agreement (the “Purchase Agreement”) to acquire (the “BW Acquisition”) all of the membership interests of B W Electrical Services LLC, a New Jersey limited liability company (“Target”) from its three members, Stephanie Wojtowicz, Michael S. Wojtowicz and Robert J. Wojtowicz (collectively, the “Sellers”). Target, founded in 2006 and headquartered in New Jersey, is an electrical contracting services firm specializing in commercial projects with a focus on ground-up construction.

On December 27, 2021, we completed the BW Acquisition. In connection with the BW Acquisition, we paid the Sellers an aggregate cash amount of $13,500,000 plus 1,285,714 shares of our Common Stock, par value $0.0001 per share. A portion of the cash consideration was placed in escrow to satisfy certain obligations of the Sellers as described in the Purchase Agreement.

The securities sold pursuant to the Purchase Agreement were issued in reliance on an exemption from registration under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. The cash consideration was funded through a recently completed financing with certain funds affiliated with Arena Investors LP, as described in Item 1.01 of that Current Report on Form 8-K filed on December 23, 2021.

The foregoing descriptions of the BW Acquisition, the Purchase Agreement and the transactions contemplated thereby are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed as an Exhibit to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide information regarding the terms of the Purchase Agreement, and not to provide any other factual information regarding us or our business, and should be read in conjunction with the disclosures in our periodic reports and other filings with the Securities and Exchange Commission.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2021, in recognition of personal contributions, business performance and milestones achieved by Andrew Fox, our Chief Executive Officer and Chairman of the Board, and Craig Denson, our Chief Operating Officer, Chief Compliance Officer and Secretary, our Board of Directors (our “Board”) approved cash bonuses of $580,000 for each of Mr. Fox and Mr. Denson, which will be paid (i) $330,000 to each of Mr. Fox and Mr. Denson in part for the successful completion of the acquisition of BW Electrical Services, LLC, and (ii) $250,000 to each of Mr. Fox and Mr. Denson following the successful completion of the contemplated acquisition of EV Holdings Group, LLC as described in Item 7.01 of that Current Report on Form 8-K filed on December 23, 2021.

Item 7.01. Regulation FD Disclosure.

On December 28, 2021, we issued a press release regarding the BW Acquisition described above under Item 1.01 of this Current Report on Form 8-K. A copy of this press release is filed as an Exhibit to this Current Report on Form 8-K.

Amendment to 2020 Omnibus Equity Incentive Plan

On December 23, 2021, our Board authorized an increase in the number of shares of common stock available for issuance under our 2020 Omnibus Equity Incentive Plan, as amended and restated as of May 7, 2021 (the “2020 Plan”), from 50,000,000 shares to 75,000,000 shares of our common stock. The foregoing amendment to increase the number of shares of common stock available for issuance under our 2020 Plan is subject to, and conditioned on, stockholder approval.

Amendment to Our Certificate of Incorporation to Increase Our Authorized Capital Stock

On December 23, 2021, our Board adopted a resolution approving a certificate of amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 500,000,000 shares of common stock, par value $0.0001 per share, to 750,000,000 shares of common stock, par value $0.0001 per share. The foregoing amendment to our Certificate of Incorporation is subject to, and conditioned on, stockholder approval.

Notice Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or our future performance. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "continues", "forecasts", "projects", "predicts", "intends", "anticipates", "targets" or "believes", or variations of, or the negatives of, such words and phrases or state that certain actions, events or results "may", "could", "would", "should", "might" or "will" be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement.

Although we believe that the expectations expressed in such forward looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include our business plans and strategies, our future business development, market acceptance of electric vehicles, our ability to generate profits and positive cash flow, changes in government regulations and government incentives, subsidies, or other favorable government policies, and other risks discussed in our filings with the U.S. Securities and Exchange Commission. Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings on OTC Market at https://www.otcmarkets.com/stock/CRGE/overview. We disclaim any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Item 9.01  Financial Statements and Exhibits.

(d)
Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1*	Unit Purchase Agreement by and between Charge Infrastructure, Inc., Stephanie Wojtowicz, Michael S. Wojtowicz, Robert J. Wojtowicz, and B W Electrical Services LLC dated December 22, 2021.
99.1	Press Release dated December 28, 2021

* Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGE ENTERPRISES, INC.

By: /s/ Leah Schweller
Leah Schweller
Chief Financial Officer
Dated: December 28, 2021